Exhibit 10.1

Agreement of Lease, made as of this 13th day of July, 1989, between MITCHMAR ATLANTA PROPERTIES, INC., a Delaware corporation, with offices at 151 Sunnyside Boulevard, Plainview, New York 11803 party of the first part, hereinafter referred to as OWNER, and SID TOOL CO., INC., a New York corporation, with offices at 151 Sunnyside Boulevard, Plainview, New York 11803, party of the second part, hereinafter referred to as TENANT,

Witnesseth:  Owner hereby leases to Tenant and Tenant hereby hires from Owner the land shown on the survey annexed hereto as Exhibit A, together with all the rights and appurtenances that pertain thereto and the approximately 236,738 square foot building and improvements to be constructed thereon, for the term as provided at paragraph 42 of the attached rider, at an annual rental rate of set forth at paragraph 43 (“fixed rent”) of the attached rider, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever.

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:        1.  Tenant shall pay the rent as above and as hereinafter provided.

Use:                      2.  Tenant shall use and occupy demised premises for warehouse, distribution and sale of tools and equipment and offices therefor, provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:        3.  Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent.  Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant’s expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner.  Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner.  Tenant agrees to carry and will cause Tenant’s contractors and sub-contractors to carry such workman’s compensation, general liability, personal and property damage insurance as Owner may require.  If any mechanic’s lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been dome for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant’s expense, by filing the bond required by law or otherwise.  All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the dated fixed as the termination of this lease, elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant’s expense.  Nothing in this Article shall be construed to give Owner title to or to prevent Tenant’s removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal.

4.             [Reserved]

Window Cleaning:  5.  Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of any applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:  6.  Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant’s sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters (or similar body in the jurisdiction in which the demised premises lies) , or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant’s use or manner of use thereof, or, with respect to the building, if arising out of Tenant’s use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy.  If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant.  In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises.  Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law.  Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment.  Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:  7.         This lease is subject and subordinate to all ground or underlying leases and to all first mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and first mortgages.  This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any first mortgagee, affecting any lease or the real property of which the demised premises are a part.  In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property – Loss, Damage, Reimbursement, Indemnity:  8.  Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable, for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work.  If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.  Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees.  Tenant’s liability under this lease extends to the acts and missions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any subtenant.  In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:  9.  (a)  If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.  (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.  (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner’s right to elect not to restore the same as hereinafter provided.  (d)  If the demised premises are rendered wholly unusable or (whether or not the demised premises arc damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.  Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance chaims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property.  Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant’s occupancy.  (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.  Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise.  The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance.  If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation.  Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.  (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:  10.  If all or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.  11.  Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance.  Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment.  If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.  The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.  The consent of Owner to an assignment or sublet shall not be unreasonably withheld or delayed.

12.  [Reserved]

Access to Premises:  13.  Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant’s failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities.  Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed.  Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise.  Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices “To Let” and “For Sale” which notices Tenant shall permit to remain thereon without molestation.  If Tenant is not present to open and permit an entry into the premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.  If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant’s obligations hereunder.

Vault, Vault Space, Area: 14.  No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained or indicated on any sketch, blue print or plan, or anything contained elsewere in this lease to the contrary not withstanding. Owner makes no representation as to the location of the property line of the building.  All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction.  Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:  15. Tenant will not at any time use or occupy the demised premises in violation of the certificate occupancy issued for the building of which the demised premises are a part.  Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any.  In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.  If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:  16.  (a)  Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events:  (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute.  Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises.  If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.

(b)           It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period.  In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum.  If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting.  Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:  17. (1)  If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted “or if this lease be rejected under § 235 of Title 11 of the U.S. Code (bankruptcy code);” or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days’ notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2)  If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent .herein mentioned or any part of either or in making any other payment herein required:  then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:  18.  In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease.  The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant’s liability for damages.  In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys’ fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting.  Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding.  Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.  Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder.  In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.  Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity.  Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:  19.  If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder.  If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney’s fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs.  The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor.  If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:  20.  Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known.  There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements.  Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of any controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:  21.  Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.  Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as is” on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects.  All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:  22.  Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises.  Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease.  If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:  23.  Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:  24.  If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possessions on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises arc substantially ready for Tenant’s occupancy.  If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent.

No Waiver.  25.  The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation.  The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner.  No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided.  All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant.  Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease.  No act or thing done by Owner or Owner’s agents during the. term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner.  No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury.  26.  It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of said premises, and any emergency statutory or any other statutory remedy.  It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:  27.  This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsover beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:  28.  Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided.  Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

29.  [Reserved]

Sprinklers:  30.  Anything elsewhere in this lease to the contrary notwithstanding, or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

31.  [Reserved]

Security:    32. Tenant has deposited with Owner the sum of $                     as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, aptly or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any stun which Owner may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed at the end of the Leak and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment. encumbrance, attempted assignment or attempted encumbrance.

Captions:    33.   The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:    34.   The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so-expressed or expressed in monthly installments, and “additional rent.” “Additional rent” means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof) Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HYAC service.

Adjacent Excavation—Shoring   35.  If an excavation shall be made upon land adjacent o the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundation without any claim for damages or indemnity against Owner, or diminution or abate of rent.

Rules and Regulations   36.  Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agents may from time to time adopt.  Notice of any additional rules or regulations shall be given in such manner as Owner may eject.  In case Tenant disputes the reasonableness of any additional Rules and Regulation hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rules and Regulation for decision to the New York office of the American Arbitration Association (or similar body in the jurisdiction in which the demised premises lies), whose determination shall be final and conclusive upon the parties hereto.  The right to dispute the reasonableness of any additional rule or Regulation upon Tenant’s part shall be deemed waived unless, the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof.  Nothing in this lease contained shall be construed to impose upon owner any duty or obligation to enforce the Rules and Regulations or terms, covenant or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:    37.  Owner shall replace, at the expense of the Tenant, any and all place and other glass damaged or broker from any cause whatsoever in and about the demised premises.  owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner.  Bills for the premiums therefor shall be rendered by Owner to tenant at such time as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:  38.  Tenant, at any time, and from time to time, upon at least 10 days’ prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, it’ there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:   39.  If, at the request of and as accommodation to Tenant, and Owner shall place the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successor and Assigns:   40.  The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

In Witness Whereof, Owner and Tenant shave respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:	MITCHMAR ATLANTA PROPERTIES, INC.

________________________________                        __________________________________

Witness for Tenant:                                                                                SID TOOL CO., INC.,

________________________________                        By: ___________________________________
                                                   Its:____________________________________

STATE OF NEW YORK

County of

On this      day of                       , 19                 , before me personally came               to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                                        of

the corporation described in and which executed the foregoing instrument, as TENANT:  that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

STATE OF NEW YORK

County of

On this      day of                       , 19                 , before me personally came            to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that                          he executed the same.

IMPORTANT — PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND

MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

1.           The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner.  There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.  If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant’s expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2.           The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed of constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it,

3.           No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building.  Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4.           No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5.           No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of any outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises.  In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule.  Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6.           No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part.  No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct.  No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.           [Reserved]

8.           Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner.  Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9.           No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner.  Canvasing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10.           [Reserved]

11.           Owner shall have the right to prohibit any advertising by any Tenant which in Owner’s opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12.           Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustable or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13.           Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Rider to the Lease dated as of July 13, 1989, by and between Mitchmar Atlanta Properties, Inc., as Owner, and Sid Tool Co., Inc., as Tenant.

41.           Inconsistencies.

In the event of any conflict or inconsistency between the provisions of this Rider and the printed from of this Lease, the provisions of this Rider shall govern and control.  Nevertheless, to the greatest extent possible, the provisions of this Rider shall be construed to be in addition to, and not in limitation of, the provisions of the printed form of this Lease.

42.           Term; Commencement Date.

(a)           The term of this Lease shall commence on a date (the “Commencement Date”) which shall be the earlier of (i) the date on which Owner’s Work with respect to the demised premises has been substantially complete or (ii) the date on which Tenant shall first occupy the demised premises, and shall expire on July 31, 2010 unless sooner terminated pursuant to this Lease.

(b)           Owner’s Work shall be deemed substantially completed when the demised premises may be occupied and used by Tenant for the purposes and uses intended by this Lease, but in any event no earlier than the date on which a certificate of occupancy or equivalent permitting the demised premises to be occupied for the purposes and uses intended by this Lease shall have been issued by governmental authorities having jurisdiction.

(c)           When the Commencement Date shall have been determined, Owner and Tenant shall, upon request of either of them, execute and deliver a statement prepared by Owner setting forth the Commencement Date.  Any failure of Owner or Tenant to execute such shall not affect the determination of the Commencement Date.

(d)           From time to time the Owner shall have the privilege of including within the demised premises additional lands adjacent thereto upon the conveyance thereof to the Owner; from and after such date, such additional lands shall be part of the demised premises under this Lease.

43.           Rent.

(a)           Tenant shall pay fixed rent at an annual rate of Nine Hundred Sixteen Thousand Three Hundred and 00/100 Dollars ($916,300.00), payable in equal monthly installments of Seventy Six Thousand Three Hundred Fifty Eight and 33/100 Dollars ($76,358.33), except if the Commencement Date shall occur on a day other than the first day of a calendar month, the monthly installment of fixed rent for the unexpired portion of the month in which the Commencement Date occurs shall be prorated on the basis of the actual number of days in such month.

(b)           All payments of rent shall be made by Tenant to Owner without notice or demand, at such place as Owner may from time to time designate in writing.  The extension of time for payment of any installment of rent, or the acceptance by Owner of any money other than current legal tender of the United States of America shall not be deemed a waiver of the rights of Owner to insist upon having all other payments of rent made in the manner and at the time herein specified.

(c)           All charges, taxes and assessments, together with such other sums as are payable by Tenant pursuant to the terms of this Lease, shall constitute additional rent, shall be due and payable as rent under this Lease at the time and in the manner herein provided, and in the event of the nonpayment of same by Tenant, Owner shall have all the rights and remedies with respect thereto as Owner has for the nonpayment of the rent herein.

(d)           It is the intention of Owner and Tenant that the rent herein specified shall be net to Owner in each year during the term of this Lease, that all costs, expenses and obligations of every kind relating to the demised premises which may arise or become due during the term of this Lease shall be paid by Tenant (except as may otherwise specifically be provided for in this Lease) and that Owner shall be indemnified by Tenant as against any such costs, expenses, obligations and/or liabilities;

(e)           In the event Tenant shall not have paid the net rent or any additional rent on or before the tenth (10th) day of the month during which same is due, in order to partially defray Owner’s administration expenses resulting therefrom which Tenant acknowledges shall be difficult to measure, Tenant shall pay Owner a late charge of Twenty-five & 00/100 ($25.00) Dollars per day computed from the first (1st) day of the month in which said rent or additional rent shall be due to the date on which payment is made.  This late charge shall be deemed additional rent and shall, at Owner’s option, be added to the rent for the month in which the rent shall be due.  The demand for and collection of the aforesaid late charges shall in no way be construed as a waiver of any and all remedies that Owner may have under the terms of the within Lease, either by summary proceedings or otherwise in the event of a default in payment of rent.

(f)           All items of additional rents and other such additional costs required to be paid by Tenant pursuant to the terms of this Lease shall be payable when billed by Owner to Tenant.  Owner may, at Owner’s election, bill Tenant monthly for one-twelfth (1/12th) of such amounts estimated to be due based on the calculations for the prior year, and upon calculation of the actual amount due for the current period, Tenant shall pay such additional sums as may then be due.  The obligation to pay the additional amount accrued during the last year of the term of this Lease shall be payable even though the calculations thereof are not made until after the termination of the Lease.

44.           Use and Occupancy.

(a)           Tenant represents that it will not at any time use or occupy the demised premises in violation of the Certificate of Occupancy issued for the demised premises or for the building of which the demised premises is a part, nor will Tenant use or permit the use of the demised premises contrary to any covenants, easements or restrictions now of record affecting the demised premises, to any covenants, easements or restrictions hereafter of record affecting the demised premises (provided same do not prohibit the use of the demised premises by Tenant for the purposes expressly permitted under this Lease) or to any applicable statute, ordinance or regulation of any federal, state, county or municipal authority having jurisdiction thereover.

(b)           Tenant accepts the demised premises and this Lease is subject and subordinate to (1) any covenants, easements, restrictions and agreements of record and zoning regulations of the municipality within which the demised premises lies, and (2) to any covenants, easements, restrictions and agreements hereafter granted provided same do not unreasonably interfere with Tenant’s use or enjoyment of the demised premises.  Tenant further agrees at the request of Owner at any time during the term hereof to execute any and all instruments to effect subordination to any such encumbrances.

45.           Owner’s Work; Condition of Demised Premises.

(a)           Prior to the Commencement Date, at its sole cost and expense, Owner shall construct the approximately 236,738 square foot building, and the appurtenances thereto, substantially as shown on the plans prepared by Sanford Epstein and Associates, P.C., identified on Exhibit B annexed hereto, with such changes and modifications as Owner shall determine with the consent of Tenant, which consent shall not be unreasonably withheld or delayed.  Tenant shall, to the extent available, receive the benefit of all warranties and guarantees received in connection with the construction of the demised premises.

(b)           Except as provided at subparagraph (a) above, Tenant has examined the demised premises and is familiar with the physical condition thereof.  Owner, and anyone in Owner’s behalf, has not made and does not make any representations about the demised premises as to the physical condition, expenses, operations, taxes, water, sewer charges, or the amounts thereof or any other matters.  Tenant accepts the demised premises in an “AS IS” physical condition.  Owner shall not be liable or bound by any verbal or written statements, representations, real estate broker set-ups, or information pertaining to the demised premises furnished by any real estate broker, agent, employee, servant or any other person, firm or corporation, unless same are herein specifically set forth.

46.           Utilities.

(a)           Tenant shall bear all costs for all electricity, fuel and like utilities used or consumed in or upon the demised premises during the term of this Lease.  Tenant shall keep all utility meters measuring utility services consumed at the demised premises or by the Tenant in good repair.  Tenant shall arrange to open accounts (in Tenant’s name) with the utility companies responsible for supplying such utilities, and Tenant shall be responsible for all deposits required by the utility companies to open such accounts.  Tenant shall pay the charges made by such utility companies as and when bills are rendered.

(b)           Owner reserves the right to interrupt the supply of water, gas, electric, sewer service, and any other similar utilities for the demised premises, when required by reason of accident, repairs, alterations, or improvements, until such repairs, alterations or improvements shall have been completed.  Owner shall have no responsibility for any failure in the supply of water, fuel, electricity or other utility, and there shall be no abatement in rent or any liability on the part of Owner for any failure in the supply of water, fuel, electricity or other utility.

47.           Taxes.

(a)           For purposes of the within Lease, the following terms shall have the following meanings:

(1)           “Taxes” shall mean all real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, water charges, county taxes, school taxes or any other governmental charge of a similar or dissimilar nature, whether general, special, ordinary or extraordinary, foreseen or unforeseen, which may be levied or assessed upon or with respect to all or any part of the building of which the demised premises is a part and the tax lots on which the building, parking lots and appurtenances are located, by any taxing authority having jurisdiction thereover, and all payments made in lieu of any of the foregoing.  The foregoing shall not include the federal or state income taxes of the Owner (except as provided hereinbelow due to a change in the method of taxation or taxing authority).  If at any time during the term of this Lease the methods of taxation shall be altered so that in lieu of or as an addition to the whole or any part of the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed there shall be levied, assessed or imposed a tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees shall be deemed to be Taxes.  “Taxes” shall also include all taxes and assessments levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the building of which the demised premises is a part to the extent same shall be in lieu of, in addition to, or a substitute for, all or a portion of any of the aforesaid taxes or assessments upon or against the building of which the demised premises is a part.

If, due to a future change in the method of taxation or in the taxing authority, a franchise, license, income, transit, profit or other tax, fee, or governmental imposition, however, designated, shall be levied, assessed or imposed against Owner, the land or building, or the rent or profit therefrom, in lieu of, or in addition to, or as a substitute for, all or any part of said Taxes, then such franchise, license, income, transit, profit, or other tax, fee, or governmental imposition shall be deemed to be included within the definition of Taxes for the purpose hereof.

(2)           “Tax” shall mean any of the Taxes.

(3)           “Tax Year” shall mean the fiscal period for which each tax is assessed.

(b)           Tenant shall pay to Owner upon demand all Taxes payable in any Tax Year falling wholly or partially within the term of this Lease; Taxes payable for any period not wholly within the term of this Lease shall be apportioned.

(c)           Tenant shall not file or prosecute any action, proceeding or claim which, in effect, seeks to reduce the amount of Taxes, without the written consent of Owner in each instance.

(d)           In addition to the foregoing, at Owner’s option, Tenant shall pay to Owner, together with each monthly installment of fixed rent, commencing with each monthly installment of fixed rent, one-twelfth (1/12) of the Taxes most recently determined to be due under the immediately preceding paragraph, which sums shall be applied to Tenant’s liabilities next coming due thereunder.

48.           Operating Expenses.

(a)           For purposes this Lease,

(1)           “Operating Expenses” shall mean any and all costs and expenses (excluding Taxes) paid or incurred by Owner, in its sole discretion, in connection with the operation, servicing, maintenance and repair of the building (or any part thereof) of which the demised premises is part and the land and the parking lots and other facilities appurtenant thereto or used in connection therewith (collectively, the “Facility”).  Operating Expenses shall include, without limitation, the following:

(i)           All wages, contract costs and benefits of employees engaged in the operation, servicing, repair and maintenance of the Facility, such as salaries, wages, medical, surgical and general welfare benefits (including group life, health, accident or other types of insurance), pension payments, retirement benefits, vacation pay, social security taxes, unemployment insurance taxes, payroll taxes, worker’s compensation, and other charges or benefits payable under law or under the law or under the terms of any collective bargaining agreement;

(ii)           The cost of providing electricity, gas, fuel oil, steam, (or other energy source), and water, including taxes thereon;

(iii)           The cost of fire and extended coverage, rent, casualty, liability, war risk, boiler, sprinkler and other insurance;

(iv)           Charges under cleaning contracts and other service contracts pertaining to the operation, servicing, repair, and maintenance of the facility, including without limitation, grounds maintenance, elevator maintenance, HVAC service contracts and maintenance, rubbish removal, window cleaning service, security services, music service, exterminating service, and sanitary control;

(v)           The cost of repairs and maintenance supplies;

(vi)           Usual and ordinary professional fees, including without limitation, engineering consultants, architects, attorneys and accountants; and

(vii)           Management fees (including amounts paid or allocated to subsidiaries or affiliates of Owner for such services), provided that the amounts so allocated are reasonable and do not exceed prevailing rates in the immediate area;

(2)           “Operating Year” shall mean each calendar year which includes any part of the term of this Lease.

(b)           Tenant shall pay, upon demand, for each Operating Year, the amount of the Operating Expenses for such Operating Year.

49.           Repairs, Changes and Alterations.

(a)           At its sole cost and expense, Tenant shall, throughout the term of this Lease, take good care of the demised premises and the fixtures and appurtenances therein and sidewalks and loading docks and parking areas about the demised premises, and make all repairs and replacements thereto (except structural repairs to the roof, foundation and load bearing walls, which shall, be the responsibility of Owner unless such repairs or replacements are due to negligence of Tenant, its agents, servants, employees or invitees, in which event Tenant shall promptly effect such repairs and replacements to the satisfaction of the Owner) as and when needed to preserve same in good working order and condition; such repairs and replacements include, without limitation, repairing the roof, repairing the parking and loading areas, maintaining in good working order and repairing all electrical, plumbing, ventilation, air conditioning and heating systems and replacing all broken glass.  All repairs shall be of quality or class equal to the original work or condition.  Tenant represents that all electrical repair and electrical installations shall be done by a reliable and licensed electrical contractor who shall provide general liability and personal injury and property damage insurance certificates, in form and substance satisfactory to Owner, for the mutual benefit of Owner and such other persons as Owner may designate from time to time, and Tenant, prior to the commencement of any such electrical work.  In connection therewith, no electrical work shall be commenced by Tenant or its contractor without the submission to Owner of a detailed plan with specifications thereon showing the contemplated, repair, and without receiving the express advance written consent of Owner thereto.

(b)           Tenant shall make or suffer no changes and alterations in and to the demised premises without the prior written consent of Owner.

(c)           Any change or alteration shall, when completed, be of such a character so as not to reduce the value of the demised premises below its value immediately before such change or alteration, and no change or alteration shall at any time be made which shall impair the structural soundness of the building or diminish the value thereof, or render it unfit for its intended use.

(d)           Any repair, change or alteration shall be completed promptly (unavoidable delays excepted) and in good and workmanlike manner and in compliance with all applicable permits, ordinances, orders, rules and regulations and requirements of all federal, state and municipal and local governments, departments, commissions, boards and officers, and in accordance with the orders, rules and regulations of the National and State of New York Board of Fire Underwriters or any other body hereafter exercising similar functions, and Tenant shall procure, at its own cost and expense, all certificates as required by law and will deliver copies of same to Owner prior to making any such change or alteration.

(e)           Tenant shall not commence any change or alteration, whether or not consented to by Owner, until Tenant shall have furnished and delivered to Owner a completion bond or other security satisfactory to Owner, which bond or other security shall be in an aggregate amount equal to and conditioned for and upon payment of the entire cost of such alteration or change, and that the same will be fully paid off by Tenant so that Owner and the demised premises shall be held free from all claims of every nature and description whatsoever arising out of the construction of such alteration or change, including payment of all work and materials connected therewith.

(f)           Tenant shall maintain, at its own cost and expense, all portions of the demised premises and the fixtures and appurtenances therein and sidewalks and loading docks and parking areas about the demised premises, in a clean and orderly condition, free of vermin, dirt, rubbish, and unlawful obstructions, and shall remove snow and ice from the parking and loading areas and the sidewalks about the demised premises.

50.           Additional Responsibilities of Tenant.

(a)           Tenant shall maintain the landscaping in good condition, including without limitation, cutting the lawn at least once each week during the growing season, and regularly watering the lawn.

(b)           Tenant shall obtain garbage bin receptacles, be responsible for its own garbage removal, and shall obtain a contract with a garbage and refuse company as shall be acceptable to Owner.  Tenant represents that it will not allow garbage or refuse to accumulate outside or inside of the demised premises.

(c)           Tenant shall not (1) install, operate or maintain in the demised premises any electrical equipment which will overload the electrical system therein, or any part thereof, beyond its reasonable capacity for proper and safe operation as determined by Owner in light of the over-all system and requirements therefor, or which does not bear underwriters’ approval; (2) suffer, allow or permit any offensive or obnoxious vibration, noise, odor or other undesirable effect to emanate from the demised premises or the building of which the demised premises is part.

(d)           Tenant covenants not to discharge or suffer the discharge of, or to store or suffer the storage of, any contaminated materials or any other material prohibited by, or in amounts in excess of those permitted or recommended by, any governmental authority having jurisdiction thereof or any materials determined by Owner in its sole and arbitrary discretion to be detrimental to the demised premises, or the sewage disposal system or drainage systems servicing same.  Tenant’s operations shall comply with all health, safety and environmental laws, rule and regulations pertaining thereto and all directions and orders issued by any governmental authority.  Tenant shall immediately, upon request, provide unhampered access to all portions of the demised premises to all governmental authorities charged with inspecting the demised premises or charged with enforcing or concerned with environmental, health or safety laws, ordinances, rules or regulations, and Owner and provide a detailed list of all substances stored or used in or about the demised premises, together with a description of the amounts, frequency and manner of use thereof.  Tenant shall promptly take any and all action deemed necessary by any governmental authority or Owner to properly “clean up” any spill or discharge of such materials.  Tenant shall hold harmless and indemnify Owner against all liability arising out of, in connection with, or as a consequence of, any materials stored, used or present in or about the demised premises.  As used herein, “materials” shall include, but is not limited to, chemicals of any kind or nature.

(e)           In the event the demised premises become infested with vermin, rodents, mice, ants, silverfish, roaches, waterbugs, pill bugs, termites, beetles, birds, squirrels, earwigs, clover mites, bees, wasps, or other bug or animal as a result of Tenant’s use of the premises, in the sole and absolute discretion of Owner, then and in that event, Tenant agrees to hire, at its own cost and expense, an exterminating service to remedy the situation.  Upon the failure or omission of Tenant to remedy the condition as aforesaid within five (5) days after notice of such condition given by Owner to Tenant or the occurrence of such a condition on two or more occasions during any twelve month period as determined by Owner in its sole and arbitrary discretion, Owner may elect to correct the situation and charge the cost thereof to Tenant plus twenty (20%) percent profit and overhead, which total amount shall be due and payable to Owner as additional rent hereunder.  This paragraph shall form a material term and condition of the within Lease.

51.           Tenant Certification Required By Lending Institution.

Tenant agrees that at the request of Owner, and if requested by any lending institution having or placing a mortgage upon the building of which the demised premises is a part, within ten (10) days of any such request, Tenant will execute and deliver a certificate in recordable form, at no charge to Owner, certifying that at the time of the execution thereof, provided that the aforesaid statements are true at the time Tenant is requested to provide such certification, the following: the Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications); that Tenant has accepted possession of the demised premises; the dates to which the rent and other charges have been paid; that so far as the person making the certificate knows, Owner is not in default under any provisions of this Lease.  Tenant shall also certify any other statements regarding such Lease required by the lending institution, provided the same are true at the time such certification is requested.

52.           Mortgagee’s and Others’ Requirements.

(a)           Tenant will promptly furnish to Owner and any holder of a mortgage on the premises all financial information and other information concerning Tenant reasonably required by Owner or Owner’s mortgagee, and Tenant will execute any documents reasonably required by Owner or the mortgagee in connection therewith.

(b)           In the event of any act or omission by Owner which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right (1) until it shall have given written notice by certified or registered mail, return receipt requested, of such act or omission to any such mortgagee whose name and addresses shall have been furnished to Tenant in writing, at the last addresses so furnished and (2) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice not to exceed sixty (60) business days, provided that following the giving of such notice, Owner or any such mortgagee, shall with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

(e)           In the event a Receiver in a foreclosure action or a purchaser at a sale in an action to foreclose a mortgage to which this Lease is subordinate, or their successors or assigns, shall become Owner of the demised premises, then such Owner shall not be obligated to repair, rebuild or restore the demised premises after fire or other casualty, or after a partial “taking”, anything to the contrary contained in this Lease notwithstanding, provided that such Owner gives notice to Tenant within forty-five (45) days after such action.

53.           Mortgage of Fee and Subordination of Lease.

(a)           This Lease is made with the understanding that Owner has and hereafter may from time to time desire to encumber Owner’s interest in the demised premises with a permanent mortgage or mortgages or security interest or security interests granted to a mortgagee (including without limitation, individuals, partnerships, banks, trust companies, insurance companies, pension trusts, etc.) and may desire, in connection with the creation of such mortgage or mortgages or security interest or security interests, to cause the within Lease to be made subordinate to such mortgage or mortgages or security interest or security interests.

(b)           Tenant covenants and agrees with Owner that Tenant will, from time to time, at the request of Owner and at no charge to Owner, execute an instrument or instruments in such form as may be required by Owner or by any mortgagee or any other person holding an interest in the demised premises, so as to entitle it to record the subordination of the within Lease, and the rights of Tenant thereunder to said Lease and to the lien of such mortgage or mortgages or security interest or security interests.  In the event of a foreclosure of such mortgage or security interest, Tenant shall attorn to the mortgagee or its assigns and shall execute such instruments evidencing such attornment as requested by such mortgagee.  The respective parties acknowledge and agree that Tenant’s refusal to execute any and all such instruments as hereinabove provided shall be a material breach of this Lease.

(c)           Notwithstanding reference being made herein to the fact that, under the circumstances herein set forth, Owner may require Tenant to execute an instrument which will subordinate the Lease to any and all such mortgages or security interests, nevertheless, the parties understand and agree that this paragraph constitutes, under the circumstances referred to herein, the subordination by Tenant of the Lease to any and all of such mortgages or security interests; the parties hereto intend that the provisions of this paragraph shall be self-executing and that any mortgagee may rely upon this paragraph constituting the within Lease subordinate and inferior to such mortgages or security interests.

54.           Assignment, Mortgaging, Sublease.

If Tenant’s interest in this Lease is assigned, whether or not in violation of the provisions of this Lease, Owner may collect rent from the assignee; if the demised premises or any part thereof are sublet to, or occupied by, or used by any person other than Tenant, whether or not in violation of this Lease, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant.  In either case, Owner shall apply the net amount collected to the rent reserved in this Lease, but neither any such assignment, subletting, occupancy, nor use, whether with or without Owner’s prior consent, nor any such collection, or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant and no such subletting, occupancy or use shall relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting occupancy or use.  Tenant agrees to pay Owner a processing fee and the reasonable attorneys’ fees and disbursements incurred by Owner in connection with any proposed assignment of Tenant’s interest in this Lease or any proposed subletting of the demised premises or any part thereof.  Neither any assignment of Tenant’s interest in this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection or rent by Owner from any person other than Tenant as provided in this subsection, nor any application of any such rent as provided in this subsection shall, in any circumstances, relieve Tenant of its obligation to fully observe and perform the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed.

55.           Insurance.

(a)           Tenant covenants and represents that during the entire term of this Lease it will provide and keep in force for the benefit of Owner and others hereafter named by Owner from time to time general accident and public liability insurance fully protecting and naming Owner, such other persons as Owner may designate from time to time and Tenant against any and all liability occasioned by accident, disaster or incident of negligence, in the amount of not less than One Million Dollars ($1,000,000.00) Dollars in respect to all injuries in any one accident or disaster, and in the amount of not less than One Million Dollars ($1,000,000.00) in the event of any damage to property, such insurance to cover the entire demised premises as well as the sidewalks in front of and adjacent thereto and parking areas utilized in conjunction therewith.

(b)           All of said policies shall be obtained by Tenant and such policies or certificates evidencing same shall be delivered to Owner upon the commencement of the term hereof together with evidence of the payment of premiums by stamping or otherwise.  Upon request of Owner from time to time, Tenant, shall deliver to Owner true, accurate and complete copies of each such policy.

(c)           All policies shall be taken in the amounts herein provided with such responsible companies authorized to do business in the State of Georgia, shall provide that such coverage may not be amended, modified or terminated without thirty (30) days prior notice, and shall be of such form and content as Owner may approve.

(d)           Thirty (30) days prior to the expiration of any policy or policies of such insurance, Tenant shall pay the premium of renewal insurance and shall deliver to Owner, within the said period of time, the certificates of said renewal policies with evidence of payment of premiums by stamping or otherwise.  If such premiums or any of them shall not be so paid and the policies or certificates shall not be so delivered to Owner, Owner may, upon five (5) business days written notice, procure and/or pay for the same, and the amount so paid by Owner, with interest thereon at the maximum legal rate of interest per annum from the date of payment, shall become due and payable by Tenant immediately as additional rent, it being agreed that payment by Owner of any such premium shall not be deemed to waive or release the default in payment thereof by Tenant or the right of Owner to take such action as may be permissible hereunder as in the case of default in the payment of rent.

(e)           Tenant shall not violate or permit to be violated any of the conditions or provisions of any said policies and Tenant shall comply with the requirements of any company issuing said insurance in order to keep said insurance in full force and effect.  In the event that any policy shall be cancelled for non-compliance by Tenant, Tenant shall procure forthwith a substitute policy in form and content reasonably satisfactory to Owner.

56.           Owner’s Consent.

Except as expressly provided in this Lease to the contrary, with respect to any provision of this Lease which provides, in effect, that Owner shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant shall in no event be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for, money damages; nor shall Tenant claim any money damages by way of set-off, counterclaim or defense based upon any claim or assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed any consent or approval; Tenant’s sole remedy, except as otherwise expressly provided in this Lease, shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

57.           Failure To Perform.

Owner shall in no event be charged with default in the performance of its obligations hereunder unless and until Owner shall have failed to perform any obligations within a reasonable time after written notice by Tenant to Owner properly specifying wherein Owner has failed to perform any such obligations.  Notwithstanding anything in the Lease herein to the contrary, Owner shall in no event be charged with or liable for any direct or consequential damages suffered by Tenant as a result of Owner’s failure to perform any of its obligations under this Lease, unless such failure shall be willful.

58.           Parking.

(a)           All parking spaces and any other parking and loading areas, roadways and driveways used by Tenant, its personnel and visitors, will be at their own risk and Owner shall not be liable for any injury to person or property, or for loss or damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever.  Owner shall have no obligation whatsoever to provide a guard or any other personnel or device to patrol, monitor, guard or secure any parking and loading areas; if Owner does so provide, it shall be solely for Owner’s convenience, and Owner shall in no way whatsoever be liable for any acts or omissions of such personnel or device in failing to prevent any such theft, vandalism, or loss or damage by other cause.

(b)           Owner reserves the unconditional right to: change any existing or future roads, driveways, parking and loading and adjacent areas or any parts thereof, including but not limited to the creation of additional or substituted roads, driveways, parking and loading or new surface or elevated levels, grades or structures; make any repairs or alterations it deems necessary in any of the adjacent and parking and loading areas and to temporarily revoke or modify the parking and loading rights granted to Tenant for such purposes; discourage non-tenant parking and loading and do such acts in those areas and improvements as in the exercise of good business judgment Owner shall deem advisable.  None of the foregoing acts or events occasioned by Owner shall create any obligation or liability to Tenant, nor shall Tenant be entitled to any abatement or reduction for rent by reason thereof, and no such acts or events shall operate as or be deemed a constructive, express or partial eviction of Tenant or in any way serve to terminate, modify, diminish or abate the obligation of Tenant to perform each and every covenant and condition of this Lease.

59.           Signs.

(a)           Tenant may erect and maintain, at its sole cost and expense, a sign with the prior approval of Owner, which such approval may be based, in part, upon the location, size, type, coloring, material composition and overall aesthetics of such sign, taking into consideration other tenants’ signs or proposed or contemplated signs.  In addition, Tenant shall be subject to, and shall comply with, the laws and ordinances of, the governmental authorities having jurisdiction thereof and the covenants, restriction and agreements affecting the demised premises.

(b)           Throughout the term of this Lease, Tenant shall maintain such sign in good repair.

(c)           Upon termination of the term of this Lease, Tenant shall, at its sole cost and expense, remove the sign and repair any damage caused by erection, maintenance or removal of the sign.

60.           Independent Provisions.

If any term or provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent either hereunder or as permitted by law.

61.           Georgia Law and Non-recording of Lease.

This Lease shall be construed and enforced in accordance with the laws of the State of Georgia.  Tenant expressly warrants and represents that it will not record this Lease.

62.           Interest on Late Payment of Rent.

Interest shall accrue at the maximum legal rate as allowed by law on any payment of rent or additional rent due under this lease if said rent or additional rent is not paid within ten (10) days after the due date of such payment.  Said interest, however, shall accrue from the date that the monthly installment of rent, or the item of additional rent, is due until the date of receipt of same by Owner.  Said interest charge is intended to compensate Owner for additional expenses incurred by Owner in processing such late rent payments and shall be construed as additional rent and shall be due and payable upon demand.  The payment of the aforesaid interest on the part of Tenant shall not be deemed a waiver of any or all other remedies available to Owner under the provisions of the within Lease.

63.           Restriction on Rent.

If the fixed rent or any additional rent shall be or become uncollectible, reduced or required to be refunded by virtue of any law, governmental order or regulation, or direction of any public officer of any governmental body pursuant to law (of the nature of a rent freeze or rent restriction), then Tenant shall enter into such agreement(s) and take such other action (without additional expense to Owner) as Owner may reasonably request, and as may be legally permissible, to permit Owner to collect the maximum fixed rent and additional rent which may, from time to time during the continuance of such legal rent restriction, be legally permissible, but not in excess of the amounts of fixed rent or additional rent payable under this Lease.  Upon the termination of such rent restriction prior to the expiration date, (a) the fixed rent and additional rent shall become and thereafter be payable under this lease in the amount of the fixed rent and additional rent set forth in this Lease for the period following such termination, and (b) Tenant shall pay to Owner, to the maximum extent legally permissible, an amount equal to (1) the fixed rent and additional rent which would have been payable pursuant to this Lease, but for such legal rent restriction, less (2) the fixed rent and additional rent paid by Tenant during the period that such legal rent restriction was in effect.

64.           Broker.

Owner represents that it has not dealt with any broker in connection with this Lease.  Tenant represents that this Lease was not brought about by any broker.  Tenant agrees that if any claim is made for commissions by any other broker by, through or on account of any acts of Tenant, Tenant will hold Owner free and harmless from any and all liabilities and expenses in connection therewith, including Owner’s reasonable attorney’s fees.

65.           Entire Agreement.

This Lease constitutes the entire agreement between the parties and contains all the agreements, conditions, representations or warranties made between the parties hereto.  No representations other than those herein expressly contained have been made by either party to the other.  This Lease may not be modified, altered, amended, changed or added to except in writing and signed by both parties.

66.           Captions.

The paragraph captions contained in the within Lease are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Lease, nor the intent of any provision thereof.

67.           Non-liability of Owner.

(a)           Owner and its respective agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of said building of which the demised premises is a part or from the pipes, appliances or plumbing works or from the roof, street or sub-surface, or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees.  Tenant shall give immediate notice to Owner in case of fire or accidents in the demised premises, or of defects therein or in any fixtures or equipment.

(b)           Neither Owner, nor anyone through whom Owner derives its interest in the demised premises, nor a successor in interest to any of the foregoing, shall be under any personal liability with respect to any of the provisions of this Lease, and if any of the foregoing is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such person or entity in the land and building for the satisfaction of Tenant’s remedies and in no event shall Tenant attempt to secure any personal judgment against Owner, or person or entity through whom Owner derives its interest, or successors thereto, or any partner, employee or agent of any of them by reason of such default.

70.           Miscellaneous.

(a)           Upon the commencement of, and at all times during, the term of this Lease, Tenant shall leave in possession of Owner (or its agents) all keys necessary to obtain entry to the demised premises and portions thereof.

(b)           It is understood that in the event of strikes, lockouts, fire and other unavoidable and unusual shortages or delays in transportation of materials, Acts of God, National Emergency, war or delays occasioned by other similar causes beyond the control of Owner, the time by Owner for performance shall be extended for a period equal to the period of such delay.

(c)           All obligations of Tenant under this Lease shall survive termination of this Lease.

(d)           Submission of this document for examination or signature by Tenant does not constitute an offer for a lease, and it is not to be effective as a lease or otherwise until execution and delivery by both Owner and Tenant.

(e)           Each of the parties hereto, without cost to the other, shall at any time and from time to time hereafter execute and deliver any and all further instruments and assurances and perform any acts that the other party may reasonably request for the purpose of giving full force and effect to the provisions of this Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 13th day of July, 1989.

                OWNER:
                MITCHMAR ATLANTA PROPERTIES, INC.

                By:______________________________________

                TENANT:
                SID TOOL CO., INC.

                By:______________________________________

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